Exhibit 4.3

[FORM OF SUPPLEMENTAL INDENTURE]

                    Supplemental Indenture

Dated as of                    , 20

Supplement to the Senior Note Indenture

Dated as of February 10, 2014

PG&E CORPORATION

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Trustee

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Page
SECTION [602] Effective Date of Supplemental Indenture.	8

SECTION [603] Counterparts.	8

EXHIBIT [ ]

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                     SUPPLEMENTAL INDENTURE, dated as of                     , 20         (this “             Supplemental Indenture”), by and between PG&E CORPORATION, a corporation duly organized and existing under the laws of the State of California (the “Company” or the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Trustee under the Base Indenture (as hereinafter defined) (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Senior Note Indenture, dated as of February 10, 2014 (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of February 27, 2014 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) providing for the issuance by the Company of an unlimited number of series of Senior Notes (as defined in the Base Indenture) from time to time.

B. Under the Base Indenture, the Company is authorized to establish one or more series of Senior Notes at any time in accordance with and subject to the provisions of the Base Indenture, and the terms of such series of Senior Notes may be described by a supplemental indenture executed by the Company and the Trustee.

C. The execution and delivery of this                 Supplemental Indenture has been authorized by a Board Resolution (as defined in the Base Indenture).

D. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Base Indenture) pursuant to Sections 102 and 904 of the Base Indenture together with a Company Order pursuant to Section 302 of the Base Indenture.

E. The Company has done all things necessary to make this                 Supplemental Indenture a valid agreement of the Company, in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and for the equal and proportionate benefit of Holders of [the Floating Rate Senior Notes] [the     % Senior Notes] (as defined below) with respect to all provisions herein applicable to such series of notes, as follows:

ARTICLE [I]

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Indenture. The following additional terms are hereby established for purposes of this                 Supplemental Indenture and shall have the meanings set forth in this                Supplemental Indenture only for purposes of this                  Supplemental Indenture:

[“    % Senior Notes” has the meaning set forth in Section             hereto.]

[“Adjusted Treasury Rate” means, with respect to any Redemption Date for any     % Senior Notes, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.]

[“Calculation Agency Agreement” means the Calculation Agency Agreement, dated as of                     , 20        , by and between the Company and the Calculation Agent, as such agreement may be amended, modified or supplemented from time to time.]

[“Calculation Agent” means                             or such other Person as the Company shall from time to time designate in accordance with the Calculation Agency Agreement.]

[“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the     % Senior Notes to be redeemed, assuming, for such purpose, that the     % Senior Notes matured on                     , 20         (the date that is         months prior to the maturity date) (the “remaining term”), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term.]

[“Comparable Treasury Price” means, with respect to any Redemption Date for any     % Senior Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations or (2) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.]

[“Floating Rate Senior Notes” has the meaning set forth in Section          hereto.]

[“Original Issue Date” means                     , 20        .]

[“Primary Treasury Dealer” means a primary U.S. Government Securities dealer in the United States.]

[“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.]

[“Redemption Price” means the price at which     % Senior Notes may be redeemed pursuant to Section          or Section              hereto, as applicable.]

[“Reference Treasury Dealer” means (1) each of                       and                  , and their respective successors, unless any of them ceases to be a Primary Treasury Dealer, in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.]

[“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date. For purposes of this definition only, “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.]

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[“Remaining Scheduled Payments” means, with respect to each of the     % Senior Notes that the Company is redeeming pursuant to Section         hereto, the remaining scheduled payments of principal and interest that would be due after the applicable Redemption Date if such     % Senior Notes were not redeemed. However, if the Redemption Date is not a scheduled Interest Payment Date with respect to such     % Senior Notes, the amount of the next succeeding scheduled interest payment on such     % Senior Notes will be reduced by the amount of interest accrued on such     % Senior Notes to the Redemption Date.]

[“U.S. Government Securities” means securities which are (a) direct obligations of the United States of America for the payment on which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, and which in the case of (a) and (b) are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Security or a specific payment of interest on or principal of any such U.S. Government Security held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Security evidenced by such depositary receipt.]

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this                     Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE [II]

NOTE: THE FOLLOWING IS APPLICABLE TO SENIOR NOTES WITH A FLOATING INTEREST RATE

[ESTABLISHMENT OF THE FLOATING RATE SENIOR NOTES; TERMS]

[SECTION 201    Establishment and Designation of the Floating Rate Senior Notes.

Pursuant to the terms hereof and Section 301 of the Base Indenture, the Company hereby establishes a series of Senior Notes designated as the “Floating Rate Senior Notes due                     , 20        ” (the “Floating Rate Senior Notes”). The Floating Rate Senior Notes may be reopened, from time to time, for issuances of additional Senior Notes of such series, and any additional Securities issued and comprising Floating Rate Senior Notes shall have identical terms as the Floating Rate Senior Notes, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.]

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[SECTION 202    Form of the Floating Rate Senior Notes.

The Floating Rate Senior Notes shall be issued in the form of one or more Global Securities in substantially the form set forth in Exhibit [    ] hereto.]

[SECTION 203    Principal Amount of the Floating Rate Senior Notes.

The Floating Rate Senior Notes shall be issued in an initial aggregate principal amount of $                      .]

[SECTION 204    Interest Rates; Stated Maturity of the Floating Rate Senior Notes.

The rate of interest on the Floating Rate Senior Notes shall be calculated as set forth in the form of the Floating Rate Senior Notes attached as Exhibit [    ] hereto.]

[The Floating Rate Senior Notes shall have a Stated Maturity of                     , 20        .]

[SECTION 205    No Sinking Fund.

No sinking fund is provided for the Floating Rate Senior Notes.]

[SECTION 206    No Redemption.

The Floating Rate Senior Notes shall not be subject to redemption prior to their Stated Maturity.]

[SECTION 207    Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Security Registrar for the Floating Rate Senior Notes. The Place of Payment of the Floating Rate Senior Notes shall be the Corporate Trust Office of the Trustee.]

[SECTION 208    Calculation Agent.

The                      is hereby appointed as the initial Calculation Agent for the Floating Rate Senior Notes.]

[SECTION 209    Global Securities; Appointment of Depositary for Global Securities.

The Floating Rate Senior Notes shall be issued in the form of one or more permanent Global Securities as provided in Section 203 of the Base Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all Floating Rate Senior Notes, and the Floating Rate Senior Notes shall initially be registered in the name of Cede & Co., as the nominee of DTC.

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None of the Company, the Trustee, any Paying Agent or any Security Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the Floating Rate Senior Notes or any transactions between the Depositary and beneficial owners.]

[SECTION 210    Other Terms of the Floating Rate Senior Notes.

The other terms of the Floating Rate Senior Notes shall be as expressly set forth herein and in Exhibit [    ].]

ARTICLE [III]

NOTE: THE FOLLOWING IS APPLICABLE TO SENIOR NOTES WITH A FIXED INTEREST RATE

[ESTABLISHMENT OF THE     % SENIOR NOTES; TERMS]

[SECTION 301    Establishment and Designation of the     % Senior Notes.

Pursuant to the terms hereof and Section 301 of the Base Indenture, the Company hereby establishes a series of Senior Notes designated as the “    % Senior Notes due                     , 20        ” (the “    % Senior Notes”). The     % Senior Notes may be reopened, from time to time, for issuances of additional Senior Notes of such series, and any additional Senor Notes issued and comprising     % Senior Notes shall have identical terms as the     % Senior Notes, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.]

[SECTION 302    Form of the     % Senior Notes.

The     % Senior Notes shall be issued in the form of one or more Global Securities in substantially the form set forth in Exhibit [    ] hereto.]

[SECTION 303    Principal Amount of the     % Senior Notes.

The     % Senior Notes shall be issued in an initial aggregate principal amount of $                  .]

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[SECTION 304    Interest Rates; Stated Maturity of the     % Senior Notes; Minimum Denomination.

The     % Senior Notes shall bear interest at the rate of     % per annum and shall have a Stated Maturity of                     , 20        .

The     % Senior Notes are issuable in denominations of $                 and any integral multiple of $1,000 in excess thereof.]

[SECTION 305    No Sinking Fund.

No sinking fund is provided for the     % Senior Notes.]

[SECTION 306    Paying Agent and Security Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Security Registrar for the     % Senior Notes. The     % Senior Notes shall be payable at the Corporate Trust Office of the Trustee.]

[SECTION 307    Global Securities; Appointment of Depositary for Global Securities.

The     % Senior Notes shall be issued in the form of one or more permanent Global Securities as provided in Section 203 of the Base Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all     % Senior Notes, and the     % Senior Notes shall initially be registered in the name of Cede & Co., as the nominee of DTC.

None of the Company, the Trustee, any Paying Agent or any Security Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the     % Senior Notes or any transactions between the Depositary and beneficial owners.]

[SECTION 308    Other Terms of the     % Senior Notes.

The other terms of the     % Senior Notes shall be as expressly set forth herein and in Exhibit [    ].]

ARTICLE [IV]

[OPTIONAL REDEMPTION BY COMPANY]

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[SECTION 401    Optional Redemption.

(a) Subject to the terms and conditions of the Indenture, at any time prior to                    , 20         (the date that is     months prior to the Maturity Date), the     % Senior Notes are redeemable at the option of the Company in whole or in part at a redemption price equal to the greater of:

(i) 100% of the principal amount of the     % Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the     % Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such     % Senior Notes was                     , 20         (the date that is      months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus      basis points;

plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date.

(b) Subject to the terms and conditions of the Indenture, at any time on or after                     , 20         (the date that is      months prior to the Maturity Date), the     % Senior Notes are redeemable at the option of the Company in whole or in part at 100% of the principal amount of the     % Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.]

[SECTION 402    Calculation of Redemption Price.

The Company shall calculate the Redemption Price for the redemption of any     % Senior Notes pursuant to Section         , and notify the Trustee of such Redemption Price before it sends the amount of the Redemption Price to the Trustee or any Paying Agent.]

[SECTION 403    Notice of Redemption.

(a) Notice of any redemption pursuant to Section          shall be given to Holders of the     % Senior Notes in the manner set forth in Section 106 of the Base Indenture and in the form set forth in Section 1104 of the Base Indenture, except that such notice shall be given not less than ten (10) days nor more than sixty (60) days prior to the Redemption Date; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the     % Senior Notes being redeemed. Notwithstanding Section 1101 of the Base Indenture, if the Company elects to redeem any     % Senior Notes pursuant to Section         hereof, it shall give written notice to the Trustee of such Redemption Date and of the

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principal amount of the     % Senior Notes to be redeemed at least 20 days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee).]

ARTICLE [V]

NOTE: THE FOLLOWING IS APPLICABLE TO A REOPENING OF A SERIES OF SENIOR NOTES

[REOPENING OF     % SENIOR NOTES]

[Pursuant to the Section of the          Supplemental Indenture, the     % series of Senior Notes established by said section and designated as the “    % Senior Notes due                     , 20        ” (the “    % Senior Notes”) is reopened and additional Senior Notes comprising part of such series shall be issued in the aggregate principal amount of $             and shall be issued in the form of one or more Global Securities in substantially the form set forth in Exhibit [    ] hereto. As a result of the further issuance of $             aggregate principal amount of     %         Senior Notes due                     , 20         on                     , 20        , the issued amount of Senior Notes of such series now totals $            .]

ARTICLE [VI]

MISCELLANEOUS

SECTION [601]    Application of             Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this         Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Indenture shall apply only to the          Senior Notes established hereby and not to any other series of Senior Notes established under the Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this         Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION [602]    Effective Date of             Supplemental Indenture.

This          Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION [603]    Counterparts.

This         Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this          Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

PG&E CORPORATION,
as Issuer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
as Trustee

By:
Name:
Title:

Signature Page to         Supplemental Indenture

NOTE: This form to be used for senior notes with a floating interest rate.

EXHIBIT

FORM OF FLOATING RATE SENIOR NOTES DUE                     , 20

THIS SENIOR NOTE IS A SENIOR NOTE AND A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SENIOR NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $	ORIGINAL ISSUE DATE:	INTEREST RATE:

MATURITY DATE:	INTEREST PAYMENT DATES:	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Senior Note ☐ Certificated Senior Note
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PG&E CORPORATION

FLOATING SENIOR NOTES DUE                     , 20

No. R-	Principal Amount: $
CUSIP No:

PG&E CORPORATION, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a Floating Rate Senior Note due                     , 20     issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Floating Rate Senior Note due                     , 20     (this “Senior Note,” and together with all other Floating Rate Senior Notes due                     , 20     , the “Floating Rate Senior Notes”) (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the             ,             ,              and              preceding such Interest Payment Date, as applicable; provided, however, that interest payable at the Maturity Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Floating Rate Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Floating Rate Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of a 360-day year and the actual days elapsed.

Payment of principal of, premium, if any, and interest on Floating Rate Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Floating Rate Senior Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the Floating Rate Senior Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due on the Maturity Date of such Floating Rate Senior Notes shall be made at the office of the Paying Agent upon surrender of such Floating Rate Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Floating Rate Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS FLOATING RATE SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Floating Rate Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                    , 20

PG&E CORPORATION

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Senior Notes of the series designated as the              referred to in the within-mentioned Indenture.

Dated:                    , 20

U.S. BANK NATIONAL ASSOCIATION, As Trustee

By:
Authorized Signatory

Reverse of Senior Note

This Floating Rate Senior Note due                     , 20     is one of a duly authorized issue of Senior Notes of the Company, issued and issuable in one or more series under a Senior Note Indenture, dated as of February 10, 2014 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of February 27, 2014 (the “First Supplemental Indenture”) and the                      Supplemental Indenture, dated as of                     , 20     (the “                     Supplemental Indenture,” and with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Senior Notes, being herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Senior Notes thereunder and of the terms and conditions upon which Senior Notes are, and are to be, authenticated and delivered. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The interest rate on the Floating Rate Senior Notes will be reset quarterly on                     , 20                         , 20     and                     , 20     (each, an “Interest Reset Date”). The Floating Rate Senior Notes will bear interest at a per annum rate equal to      -month LIBOR (as defined below) for the applicable Interest Reset Period or Initial Interest Period (each as defined below) plus      % (     basis points). The interest rate for the Initial Interest Period will be      -month LIBOR, determined as of two London Business Days prior to the Original Issue Date, plus      % (     basis points) per annum, which shall be      %.

The “Initial Interest Period” will be the period from and including the Original Issue Date to but excluding the initial Interest Reset Date. Thereafter, each “Interest Reset Period” will be the period from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date; provided that the final Interest Reset Period for the Floating Rate Senior Notes will be the period from and including the Interest Reset Date immediately preceding the Maturity Date of such Floating Rate Senior Notes to but excluding the Maturity Date.

If any Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date will be postponed to the immediately succeeding day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, the Interest Reset Date shall be the immediately preceding Business Day.

The interest rate in effect on each day will be (i) if that day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if that day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date or the Original Issue Date, as the case may be.

The interest rate applicable to each Interest Reset Period commencing on the related Interest Reset Date, or the Original Issue Date in the case of the Initial Interest Period, will be the rate determined as of the applicable Interest Determination Date. The “Interest Determination

Date” will be the second London Business Day immediately preceding the Original Issue Date, in the case of the initial Interest Reset Period, or thereafter, will be the second London Business Day immediately preceding the applicable Interest Reset Date. With respect to any Interest Determination Date, the Calculation Agent will determine      -month LIBOR in accordance with the following provisions:

(i) LIBOR is the rate for deposits in U.S. dollars for the      -month period which appears on Reuters Screen LIBOR01 Page (as defined below) at approximately 11:00 a.m., London time, on the applicable Interest Determination Date. “Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters Screen (or such other page as may replace the LIBOR01 page on that service, any successor service or such other service or services as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If no rate appears on Reuters Screen LIBOR01 Page, LIBOR for such Interest Determination Date will be determined in accordance with the provisions of paragraph (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page as of approximately 11:00 a.m., London time, on such Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include affiliates of the underwriters) in the London interbank market selected by the Company to provide the Calculation Agent with a quotation of the rate at which deposits of U.S. dollars having a      -month maturity, commencing on the second London Business Day immediately following such Interest Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such Interest Determination Date in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such Interest Determination Date will be the arithmetic mean of such quotations as calculated by the Calculation Agent. If fewer than two quotations are provided, LIBOR for such Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major banks (which may include affiliates of the underwriters) selected by the Company for loans in U.S. dollars to leading European banks having a      -month maturity commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Company are not quoting such rates as mentioned in this sentence, LIBOR for such Interest Determination Date will be LIBOR determined with respect to the immediately preceding Interest Determination Date.

All percentages resulting from any calculation of any interest rate for the Floating Rate Senior Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee (if the Calculation Agent is not the Trustee) of the interest rate for the new Interest

Reset Period. Upon request of a Holder of the Floating Rate Senior Notes, the Calculation Agent will provide to such Holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next Interest Reset Period.

All calculations made by the Calculation Agent for the purposes of calculating interest on the Floating Rate Senior Notes shall be conclusive and binding on the Holders of the Floating Rate Senior Notes and the Company, absent manifest errors.

“Business Day” means any day (1) that is not a Saturday or Sunday and that is not a day on which banking institutions are authorized or obligated by law or executive order to close in The City of New York and, for any place of payment outside of The City of New York, in such place of payment, and (2) that is also a “London Business Day”, which is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Interest will be payable on                     , 20    ,                     , 20    ,                     , 20     and on the Maturity Date (each an “Interest Payment Date”). In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable, except that if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day with the same force and effect as if made on the date payment was originally payable, and no interest on such payment shall accrue for the period from and after maturity.

Unless otherwise specified on the face hereof, interest payments, if any, will be the amount of interest accrued from and including the last date in respect of which interest has been paid or duly provided for (or from and including the Original Issue Date stated above if no interest has been paid or provided for with respect to this Senior Note) to but excluding the Interest Payment Date or the Maturity Date. Accrued interest hereon from the Original Issue Date stated above or from the last date to which interest hereon has been paid is calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Original Issue Date stated above or from the last date to which interest shall have been paid, to the date for which accrued interest is being calculated. The interest factor for each day shall be computed by dividing the interest rate applicable to such day by 360. All percentages resulting from any calculation hereon will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards. For example, 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655). All dollar amounts used in or resulting from any calculation hereon will be rounded to the nearest cent.

The interest rate on the Floating Rate Senior Notes will in no event be higher than the maximum rate permitted by California law as the same may be modified by United States law of general applicability.

[This Senior Note shall not be subject to redemption prior to its Stated Maturity.]

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Floating Rate Senior Notes, considered as one class, may declare the principal amount of all Floating Rate Senior Notes then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that upon the occurrence of an Event of Default specified Section 501(5) or Section 501(6) of the Base Indenture, the principal amount of all Floating Rate Senior Notes then Outstanding shall be due and payable immediately without declaration or other action by the Trustee or Holders of the Floating Rate Senior Notes.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of Outstanding Senior Notes of each series affected by such supplemental indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Floating Rate Senior Notes, on behalf of the Holders of all Floating Rate Senior Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Floating Rate Senior Notes, the Holders of at least 33% in aggregate principal amount of the Floating Rate Senior Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of the Floating Rate Senior Notes at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Security Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Floating Rate Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Floating Rate Senior Notes are issuable only in registered form without coupons in denominations of $             and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Floating Rate Senior Notes are exchangeable for a like aggregate principal amount of Floating Rate Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Floating Rate Senior Notes are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:

(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

NOTE: This form to be used for senior notes with a fixed interest rate

EXHIBIT

FORM OF     % SENIOR NOTES DUE                     , 20

THIS SENIOR NOTE IS A SENIOR NOTE AND A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SENIOR NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $	ORIGINAL ISSUE DATE:	INTEREST RATE:

MATURITY DATE:	INTEREST PAYMENT DATES:	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Senior Note ☐ Certificated Senior Note
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

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PG&E CORPORATION

% SENIOR NOTES DUE                 , 20

(Fixed Rate)

No. R-	Principal Amount: $
CUSIP No:

PG&E CORPORATION, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a     % Senior Note due                , 20     issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing                 , 20     at the rate of     % per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this     % Senior Note due                 , 20     (this “Senior Note,” and together with all other     % Senior Notes due                 , 20     (the “    % Senior Notes”) (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the     th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the     % Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the     % Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months and will accrue from                 , 20     or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the

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payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the     % Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the     % Senior Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the     % Senior Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of the     % Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS     % SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this     % Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                    , 20

PG&E CORPORATION

By:
Name:
Title:

By:
Name:
Title:

4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Senior Notes of the series designated as the     % Senior Notes due                     , 20     referred to in the within-mentioned Indenture.

Dated:                     , 20

U.S. BANK NATIONAL ASSOCIATION, As Trustee

By:
Authorized Signatory

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Reverse of Senior Note

This     % Senior Note due                     , 20     is one of a duly authorized issue of Senior Notes of the Company, issued and issuable in one or more series under a Senior Note Indenture, dated as of February 10, 2014 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of February 27, 2014 (the “First Supplemental Indenture”) and the              Supplemental Indenture, dated as of                     , 20     (the “             Supplemental Indenture”, and with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Senior Notes, being herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Senior Notes thereunder and of the terms and conditions upon which Senior Notes are, and are to be, authenticated and delivered. [This     % Senior Note is one of the Senior Notes of the series designated as the      % Senior Notes due                     , 20     established by the Company under the Indenture and initially issued in an aggregate principal amount of $         on                     , 20    . As a result of the further issuance of $         aggregate principal amount of Senior Notes of such series on                     , 20    , the issued amount of Securities of such series now totals $        .] The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

Subject to the terms and conditions of the Indenture, the     % Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to                    , 20     (the date that is              months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the     % Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the     % Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such     % Senior Notes was                     , 20     (the date that is              months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus      basis points,

plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after                     , 20     (the date that is      months prior to the Maturity Date) at 100% of the principal amount of the     % Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such     % Senior Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

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In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of the     % Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the     % Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all the     % Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such     % Senior Notes or portions thereof shall cease to bear interest. The     % Senior Notes in denominations larger than $         in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new     % Senior Note or     % Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding     % Senior Notes, considered as one class, may declare the principal amount of all     % Senior Notes then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that upon the occurrence of an Event of Default specified Section 501(5) or Section 501(6) of the Base Indenture, the principal amount of all     % Senior Notes then Outstanding shall be due and payable immediately without declaration or other action by the Trustee or Holders of the     % Senior Notes.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of Outstanding Senior Notes of each series affected by such supplemental indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of     % Senior Notes, on behalf of the Holders of all     % Senior Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the

7

Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the     % Senior Notes, the Holders of at least 33% in aggregate principal amount of the     % Senior Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of the     % Senior Notes at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Security Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new     % Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The     % Senior Notes are issuable only in registered form without coupons in denominations of $         and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the     % Senior Notes are exchangeable for a like aggregate principal amount of     % Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any     % Senior Note during a period of 15 days

8

immediately preceding the date notice is to be given identifying the serial numbers of the     % Senior Notes called for redemption, or (B) any     % Senior Note selected for redemption in whole or in part, except the unredeemed portion of any     % Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the     % Senior Notes are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

9

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:

(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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